UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Amendment No. 1

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2016

TERAFOX CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-200675	36-4817186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2/104 Joyton Avenue

Zetland, Australia 2017 N.S.W

(Address of Principal Executive Offices)

+0403888458

_______________________

(Registrant’s telephone number, including area code)

str. Lege, 6, Sofia, Bulgaria, 1000

_____________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K amends and restates in its entirety the Form 8-K filed by the Company on May 5, 2016 (“Amendment”). The Amendment identifies the domicile of the majority shareholder of the Company and corrects the address of the majority shareholder. Except to the extent expressly set forth herein, the Amendment speaks as of the filing date of the original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date.

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Item 5.01 Change in Control of Registrant

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 16, 2015, a change of control occurred with respect to the Company. Pursuant to a Securities Purchase Agreement entered into by and among the Company, Mr. Aleksey Gagauz (“Seller”) and Yik Kei Ong (“Buyer,” as nominee/agent for Smart Mate Limited) (the “Purchase Agreement”), Seller assigned, transferred and conveyed to Buyer, as nominee/agent 4,000,000 shares of common stock of Company (“Common Stock”). Smart Mate Limited is domiciled in the Republic of Seychelles.

On the closing of the above transaction, Mr. Gagauz, the sole officer and director of the Company, resigned in all officer capacities from the Company and Yik Kei Ong was appointed temporary Chief Executive Officer and Chief Financial Officer of the Company and a temporary Director of the Company.

Effective immediately after the closing, Mr. Ong resigned in all capacities and Mr. Brian Patrick Foley then was appointed Chief Executive Officer and sole Director of the Company, and Mr. Jennie Pascual Ednalagium was appointed as the Company’s Chief Financial Officer, Secretary and Treasurer of the Company.

Name	Age	Position
Brian Patrick Foley	50	Chief Executive Officer and Director
Jennie Pascual Ednalagium	50	Chief Financial Officer, Secretary and Treasurer

The business background description of the newly appointed officer is set forth below.

Brian Patrick Foley. Mr. Foley has extensive experience in the medical field. Since April 2008, he has been employed by St. Vincent’s Hospital, Sidney Australia, in various medical capacities, including as a nurse, except that during the period from May 2013 to February 2014, Mr. Foley was employed by a medical equipment company in the United Kingdom.

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Jennie Pascual Ednalagium. Mr. Ednalagium has significant experience in business administration and operations. From October 2011 to the present, he has been Senior Coordinator for Patient Care at an intensive care and emergency department at major hospitals located in South Wales, Australia. From 1997 to 2011, Mr. Ednalagium managed chain of convince stores and bakeries in Australia with over $2 million (USD) in annual revenues. In such capacity, he was responsible for launching marketing campaigns and developing new product lines.

There are no family relationships between our officers and/or directors. There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officers and director had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which our new officers and director are a party or in which he participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event. Each officer serves in such executive positions at the discretion of the Board of Directors. The Company and its two officers have reached oral agreements for their respective compensation. Mr. Foley will receive a monthly compensation of $5,000. Mr. Ednalagium received a one time fee of $2,000, monthly compensation of $500 and a to be determined annual bonus subject to parameters and milestones agreed to by the parties.

After giving effect to the above described transaction, the following table lists, as of the date of this report, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

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The percentages below are calculated based on 6,440,000 shares of our common stock issued.  We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

		AMOUNT AND OF
TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

	Greater than 5% Shareholders
Common Stock	Smart Mate Limited(1)	4,000,000	62%
	R24 Flat C 5/F Wah Mow Factory Building 5-7 Ng Fong Street San Po Kang Kowloon, Hong Kong

	Officer and Directors
Common Stock	Brian Patrick Foley	0	0%
	2/104 Joynton Avenue
	Zetland, Australia 2017 N.S.W.
Common Stock	Jennie Pascual Ednalagium 2/104 Joynton Avenue	0	0%
	Zetland, Australia 2017 N.S.W.
Common Stock	Officers and Directors as a Group (2 persons)	0	0%

(1)	Tee Kiew Ong is the sole officer and director of the shareholder.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERAFOX CORP.

(Registrant)

/s/ Brian Patrick Foley

Brian Patrick Foley

Chief Executive Officer

Date: May 9, 2016